UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

May 26, 2006

Date of Report (date of Earliest Event Reported)

UNI-PIXEL, INC.

(Exact Name of Small Business Issuer as Specified in Its Charter)

DELAWARE	75-2926437
(State or Other Jurisdiction of	(I.R.S. Employer
Incorporation or Organization)	Identification No.)

8708 Technology Forest Place, Suite 100
The Woodlands, Texas 77381

(Address of Principal Executive Offices)

(281) 825-4500

(Issuer’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01         Entry into a Material Definitive Agreement. and

Item 2.03         Creation of a direct financial obligation or an obligation under an off-balance sheet arrangement

On May 26, 2006, Uni-Pixel, Inc. entered into a Securities Purchase Agreement with Trident Growth Fund, L.P. and CapSource Fund, L.P. pursuant to which Uni-Pixel issued 12% Senior Secured Convertible Debentures for the principal amount of $1,500,000. The principal sum of $1,500,000 is due on the earlier of (a) May 23, 2007; (b) the consummation of a Change of Control Transaction; or (c) upon the closing of a Qualifying Transaction, all as defined in the Securities Purchase Agreement.

In connection with the Securities Purchase Agreement the Company also agreed to issue warrants as follows: 1,500,000 divided by: the lesser of (i) $1.75; or (ii) 70% of the average price per share of the Common Stock and Common Stock Equivalents sold to any Person in the first Qualifying Transaction to be consummated following the Original Issue Date.

The exercise price of each share of Common Stock under the Warrant shall be equal to the lesser of: (i) 90% of the average price per share of the Common Stock and Common Stock Equivalents sold to any Person in the first Qualifying Transaction to be consummated following the Initial Exercise Date; or (ii) $1.75 per share.

Item 5.02         Departure of directors or principal officer; election of directors; or appointment of principal officers

Uni-Pixel, Inc. announced today that it has entered into an employment agreement, dated May 26, 2006, with Mr. Carl Yankowski. Mr. Yankowski has joined the Company effective April 1, 2006 as a Consultant and under the terms of the agreement will become the Chief Executive Officer and a member of the Company’s Board of Directors upon the Company completing a minimum equity round of $10 million. Mr. Yankowski brings more than 30 years of experience in brand management, technology and consumer products, including positions as CEO of Palm, Inc. and President and COO of Sony Electronics, Inc. Mr. Yankowski will work directly with the Uni-Pixel’s senior management team to assist in all aspects of the Company’s development efforts, operations, and commercialization strategy.

The employment agreement for Carl Yankowski is attached as Exhibit 99.1 and is hereby incorporated by reference.

The Company’s press release dated May 31, 2006 is attached as Exhibit 99.2 and is hereby incorporated by reference.

Item 9.01         Financial Statements and Exhibits

(c)     Exhibits

Exhibit Number	Description

99.1	Employment Agreement – Carl Yankowski
99.2	Press Release dated May 31, 2006

(THE SIGNATURE PAGE FOLLOWS.)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date: May 31, 2006	By:	/s/ James A. Tassone
		Name:	James A. Tassone
		Title:	Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

99.1	Employment Agreement – Carl Yankowski
99.2	Press Release dated May 31, 2006